Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	32,847.16
Total Transaction Valuation	237,850,539.00
Total Offset Amount	0.00
Net Fee	$ 32,847.16